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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 14, 2006
(Date of earliest event reported)

CA, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
1-9247 (Commission File Number)	13-2857434 (IRS Employer Identification No.)
One CA Plaza Islandia, New York (Address of Principal Executive Offices)	11749 (Zip Code)
(631) 342-6000 (Registrant's Telephone Number, Including Area Code)
Not applicable (Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

        On August 14, 2006, CA, Inc. ("CA") issued a press release announcing its financial results for the fiscal quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated August 14, 2006, relating to CA's financial results.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA, INC.
Date: August 14, 2006	By:	/s/ KENNETH V. HANDAL Kenneth V. Handal Executive Vice President, General Counsel and Corporate Secretary

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SIGNATURES